SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  Filed by the Registrant                    [X]
                  Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]      Definitive Information Statement

         JNL Series Trust

         (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
         (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of JNL Series Trust ("Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust ("Information Statement") may be read to include you as an owner of a Variable Contract.

     The Trust's Information Statement describes certain events and transactions that have been deemed to be an assignment of the current Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("JNAM" or "Adviser") and Putnam Investment Management, LLC ("Putnam").

     The Information Statement is furnished on behalf of the Board of Trustees ("Trustees" or "Board") of the Trust, a Massachusetts business trust, to shareholders of JNL/Putnam Equity Fund and JNL/Putnam Midcap Growth Fund, each a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

     If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY
Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or visit WWW.JNL.COM or WWW.JNLNY.COM.

                                          Sincerely,



                                          MARK D. NERUD
                                          President and Chief Executive Officer

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:


                                JNL SERIES TRUST

                             JNL/Putnam Equity Fund
                          JNL/Putnam Midcap Growth Fund


                                 August 20, 2007

                                TABLE OF CONTENTS

                              INFORMATION STATEMENT
                                                                           PAGE

I.          INTRODUCTION                                                      1

II.         INVESTMENT SUB-ADVISORY AGREEMENT WITH PUTNAM

III.        DESCRIPTION OF PUTNAM

IV.         OTHER INVESTMENT COMPANIES ADVISED BY PUTNAM

V.          EVALUATION BY THE BOARD OF TRUSTEES

VI.         ADDITIONAL INFORMATION

VII.        OTHER MATTERS

EXHIBIT A   INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL      A-1
            ASSET MANAGEMENT, LLC AND PUTNAM INVESTMENT MANAGEMENT, LLC
            DATED AUGUST 3, 2007

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.   INTRODUCTION

     JNL Series Trust ("Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 61 series ("Funds" and each a "Fund").

     As Investment Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with, compensates and monitors investment sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of each of the Funds. In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each Fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust ("Board"). Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

     The  President  of JNAM is Mark D.  Nerud.  The  members  of the  Board  of
Managers of JNAM are Andrew B. Hopping, Thomas J. Meyer, Mark D. Nerud and Robert A. Fritts. The address and principal occupation of each Manager are set out in the table below.

------------------------------- ---------------------------------- ----------------------------------------------
MANAGER                         ADDRESS                            PRINCIPAL OCCUPATION
------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Andrew B. Hopping               1 Corporate Way                    Executive Vice President and Chief Financial
                                Lansing, Michigan 48951            Officer of Jackson National Life Insurance
                                                                   Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Thomas J. Meyer                 1 Corporate Way                    Senior Vice President, General Counsel, and
                                Lansing, Michigan 48951            Secretary of Jackson National Life Insurance
                                                                   Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Mark D. Nerud                   1 Corporate Way                    President of JNAM
                                Lansing, Michigan 48951
                                                                   Vice President of Jackson National Life
                                                                   Insurance Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Robert A. Fritts                1 Corporate Way                    Senior Vice President and Controller of
                                Lansing, Michigan 48951            Jackson National Life Insurance Company

------------------------------- ---------------------------------- ----------------------------------------------

     The Investment Advisory Agreement between JNAM and the Trust was last submitted for shareholder vote on October 26, 2000.

     The purpose of this Information Statement is to provide you with information about the investment sub-advisory agreement between JNAM and Putnam Investment Management, LLC ("Putnam"), the Sub-Adviser for the JNL/Putnam Equity Fund and the JNL/Putnam Midcap Growth Fund (each a "Putnam Fund", and together "Putnam Funds"), and certain events and transactions that have been deemed to be an "assignment" of the sub-advisory agreement, as the term "assignment" is defined in the Investment Advisers Act of 1940, as amended ("Advisers Act") and the 1940 Act. This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order the Trust and JNAM (as defined below) received from the Securities and Exchange Commission ("SEC") ("Order").

     The Trust has received an Order permitting it to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval. The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers pursuant to the Order.

     Putnam is the Sub-Adviser to the Putnam Funds. Putnam is located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust ("Putnam Investments"), which is owned by Marsh & McLennan Companies, Inc. ("Marsh & McLennan"), a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

     On February 1, 2007, Marsh & McLennan announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. ("Lifeco"). Lifeco is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation ("Power Financial"), is a global company with interests in the financial services industry. Power Corporation of Canada, a diversified international management and financial, industrial, and communications holding company, owns approximately 66.4% of the voting securities of Power Financial. The Honorable Paul Desmarais, Sr., through a group of private holding companies that he controls, has voting control of Power Corporation of Canada. The address of Mr. Desmarais, Power Corporation of Canada, and Power Financial is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Lifeco is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5.

     Putnam has been informed that Lifeco's strategic purpose for acquiring Putnam Investments is to establish a strong presence in the United States asset management business. Lifeco has said that it intends to operate Putnam Investments as a separate business unit, retaining its and Putnam's existing management team and other key professionals. Lifeco also has said that it does not anticipate significant integration issues or other disruption, in light of its intent to continue to operate the Putnam companies on a stand-alone basis. Lifeco has advised that it intends to retain the Putnam brand and to support Putnam Investments' current business strategy and Putnam's investment management philosophy so as to minimize disruption and change for Putnam Fund shareholders and the Putnam organization. Putnam has been advised that, following the transaction, it is contemplated that its organizational form will be converted from a Delaware limited liability company to a Delaware limited partnership. Putnam has indicated that this will not have any effect on Putnam's operations or the services provided to the Putnam Funds.

     Although the transaction is not expected to result in significant change in the operations of Putnam or its management of the Putnam Funds, as a result of this transaction, which is expected to close in the middle of 2007, the JNAM's sub-advisory contract with Putnam will terminate. This is because the 1940 Act, which regulates investment companies such as the Putnam Funds, requires management contracts to terminate automatically when there is a "change of control" of the investment adviser. The transaction with Lifeco, which will change the ultimate parent company of Putnam, will result in a "change of control" of Putnam.

SECTION 15(F) OF THE 1940 ACT

     Lifeco has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive "safe harbor" for an investment company's adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any "unfair burden" imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines "unfair burden" to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for BONA FIDE investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than BONA FIDE ordinary compensation as principal underwriter for the investment company). Putnam has advised the Putnam Funds that neither it, Marsh & McLennan nor Lifeco, after reasonable inquiry, is aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Putnam Funds as a result of the transaction.

     This transaction, which is subject to regulatory approvals and other conditions, was completed August 3, 2007.

     At a special meeting of the Board held on May 24, 2007, the Board, including the Trustees who are not "interested persons" of the Trust, JNAM, Putnam, or JNLD ("Independent Trustees"), approved JNAM's proposal to approve a new Investment Sub-Advisory Agreement between JNAM and Putnam following the completion of the sale.

     Therefore, this Information Statement is being provided to the shareholders of record of the Putnam Funds as of August 15, 2007. It will be mailed on or about August 23, 2007.

II. INVESTMENT SUB-ADVISORY AGREEMENT WITH PUTNAM

     Putnam is the sub-adviser to the Putnam Funds pursuant to a sub-advisory agreement with JNAM, dated January 31, 2001. That agreement was most recently approved by the Board at a meeting held on June 14, 2006.

     Because the transaction between Lifeco and Marsh & McLellan results in an "assignment" and, therefore, automatic termination, of the Putnam Sub-Advisory Agreement, it is necessary for JNAM to enter into a new sub-advisory agreement with Putnam ("New Putnam Sub-Advisory Agreement"). Please refer to Exhibit A for the New Putnam Sub-Advisory Agreement. Pursuant to the Order, you are not required to approve the New Putnam Sub-Advisory Agreement because Putnam is not affiliated with JNAM. On August 3, 2007 the New Putnam Sub-Advisory Agreement took effect.

     EXCEPT FOR THE EFFECTIVE DATE, THE MATERIAL TERMS OF THE NEW PUTNAM SUB-ADVISORY AGREEMENT BETWEEN JNAM AND PUTNAM FOR THE PUTNAM FUNDS REMAIN IDENTICAL. The New Putnam Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Putnam Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty days' written notice by the Trust or by the Adviser, and on ninety days' written notice by Putnam. The agreement also terminates automatically in the event of its assignment.

     The New Putnam Sub-Advisory Agreement generally provides that Putnam, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Putnam Funds or their Trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Putnam Funds in connection with the performance of Putnam's duties, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties. There are no material differences between the original Putnam Sub-Advisory Agreement and the New Putnam Sub-Advisory Agreement.

     NO  CHANGES  HAVE  BEEN  MADE  TO  THE  INVESTMENT  OBJECTIVES,   PRINCIPAL
INVESTMENT STRATEGIES OR ADVISORY AND SUB-ADVISORY FEES OF THE PUTNAM FUNDS.

     The change in control of Putnam will not increase any fee or expense to be paid by the Trust. The management fees for the Putnam Funds did not change. Each Putnam Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

-------------------------------------------------------------------
                      JNL/PUTNAM EQUITY FUND

      ADVISORY RATES BEFORE AND AFTER THE CHANGE IN CONTROL

  AVERAGE DAILY NET ASSETS                         ANNUAL RATE

  $0 to $150 million                                  .675%
  $150 million to $300 million                         .60%
  Over $300 million                                   .575%
----------------------------------------------- -------------------

------------------------------------------------------------------

                  JNL/PUTNAM MIDCAP GROWTH FUND

      ADVISORY RATES BEFORE AND AFTER THE CHANGE IN CONTROL


  AVERAGE DAILY NET ASSETS                        ANNUAL RATE

  $0 to $300 million                                  .75%
  Over $300 million                                   .70%
---------------------------------------------- -------------------

     Under the New Putnam Sub-Advisory Agreement the sub-advisory fees did not change. The change in control of Putnam will not increase any fee or expense to be paid by the Trust. JNAM pays Putnam a sub-advisory fee equal to a percentage of each Putnam Fund's average daily net assets based on the following schedule:

-------------------------------------------------------------------

                      JNL/PUTNAM EQUITY FUND

     SUB-ADVISORY RATES BEFORE AND AFTER THE CHANGE IN CONTROL

AVERAGE DAILY NET ASSETS                           ANNUAL RATE

$0 to $150 million                                       .45%
$150 million to $300 million                             .35%
Amounts over $300 million                                .30%
---------------------------------------------- --------------------

-------------------------------------------------------------------

                  JNL/PUTNAM MIDCAP GROWTH FUND

     SUB-ADVISORY RATES BEFORE AND AFTER THE CHANGE IN CONTROL

AVERAGE DAILY NET ASSETS                           ANNUAL RATE

$0 to $250 million                                      .475%
Amounts over $250 million                                .40%
---------------------------------------------- --------------------

     The following table sets forth the aggregate amount of management fees paid by the Putnam Funds to JNAM for the year ended December 31, 2006. THE AGGREGATE AMOUNT OF MANAGEMENT FEES TO BE PAID TO JNAM WILL NOT CHANGE AS A RESULT OF THE CHANGE IN CONTROL OF PUTNAM.

--------------------------------------------------- --------------------------
FUND NAME                                                   ACTUAL FEES
---------                                                   -----------
JNL/Putnam Equity Fund                                       $999,973
JNL/Putnam Midcap Growth Fund                                $285,879
--------------------------------------------------- --------------------------

     For the year ended December 31, 2006, Putnam received $878,485 in sub-advisory fees with respect to the Putnam Funds.

III. DESCRIPTION OF PUTNAM

     As of April 30, 2007, Putnam, including its advisory affiliates, had assets under management of $192 billion.

     As the Sub-Adviser to the Putnam Funds, Putnam provides each Putnam Fund with investment research, advice and supervision and manages each Putnam Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in each Putnam Fund's current Prospectus. The principal risks of investing in each Putnam Fund are listed in each Putnam Fund's Prospectus under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND".

     As of August 15, 2007, no Trustees or officers of the Trust were officers, employees, directors, general partners or shareholders of Putnam, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Putnam or any other entity controlling, controlled by or under common control with Putnam. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2006, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which Putnam, any parent or subsidiary of Putnam, or any subsidiary of the parent of such entities was or is to be a party.

JNL/PUTNAM EQUITY FUND

     The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Chief Investment Officer on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiess was a Portfolio Manager with JP Morgan Investment Management. Richard P. Cervone is a Portfolio Member on the team. Mr. Cervone, Managing Director and Portfolio Manager on the U.S. Core Equity Team, joined Putnam in 1998 and has 8 years of investment experience.

JNL/PUTNAM MIDCAP GROWTH FUND

     The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Kevin Divney and Brian DeChristopher. Mr. Divney is a Managing Director and Co-Chief Investment Officer of the Mid Cap Growth team. Mr. Divney is a CFA Charterholder and joined Putnam in 1997 and has 16 years of investment experience. Mr. DeChristopher is a Senior Vice President and Portfolio Manager of the Mid Cap Growth Team. Mr. DeChristopher joined Putnam in 1999 and has six years of investment industry experience and is a CFA charterholder.

     Charles E. Haldeman, Jr. is the President of Putnam. His principal place of business is located at One Post Office Square, Boston, Massachusetts 02109.

IV. OTHER INVESTMENT COMPANIES ADVISED BY PUTNAM

     Putnam currently act as adviser or sub-advisers to the following other registered investment companies having similar investment objectives and policies to those of the Putnam Funds. The size of each of these funds and the rate of Putnam's compensation for each fund are as follows:

JNL/PUTNAM EQUITY FUND

--------------------------------------------------------------------------------------------------------------------
    FUND COMPANY         NET ASSETS                    ADVISER                            ANNUAL RATE
                      (AS OF 12/31/06)
                          ($ MIL)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                             First $500 million              0.65%
                                                                             Next $500 million               0.55
                                                                             Next  $500 million              0.50
                                                                             Next $5 billion                 0.45
                                                                             Next $5 billion                 0.425
                                                                             Next $5 billion                 0.405
Putnam Investors                                                             Next $5 billion                 0.39
Fund                   4,107,665,166              Putnam Investments         Any excess over $21.5 billion   0.38
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                             First $500 million              0.65%
                                                                             Next $500 million               0.55
                                                                             Next  $500 million              0.50
                                                                             Next $5 billion                 0.45
                                                                             Next $5 billion                 0.425
                                                                             Next $5 billion                 0.405
Putnam VT Investors                                                          Next $5 billion                 0.39
Fund                  494,282,635                 Putnam Investments         Any excess over $21.5 billion   0.38
--------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM MIDCAP GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
    FUND COMPANY         NET ASSETS                    ADVISER                            ANNUAL RATE
                      (AS OF 12/31/06)
                          ($ MIL)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                             First $500 million              0.65%
                                                                             Next $500 million               0.55%
                                                                             Next $500million                0.50%
                                                                             Next $5 billion                 0.45%
                                                                             Next $5 billion                 0.425%
                                                                             Next $5 billion                 0.405%
                                                                             Next $5 billion                 0.39%
 Putnam Vista Fund     2,389,026,658               Putnam Investments        Any excess over $21.5 billion   0.38%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                             First $500 million              0.65%
                                                                             Next $500 million               0.55%
                                                                             Next $500 million               0.50%
                                                                             Next $5 billion                 0.45%
                                                                             Next $5 billion                 0.425%
                                                                             Next $5 billion                 0.405%
                                                                             Next $5 billion                 0.39%
 Putnam VT Vista Fund   420,426,636                Putnam Investments        Any excess over $21.5 billion   0.38%
--------------------------------------------------------------------------------------------------------------------


V. EVALUATION BY THE BOARD OF TRUSTEES

     The Board oversees the management of each Putnam Fund and, as required by law, determines annually whether to approve each Putnam Fund's sub-advisory agreement.

     At a meeting on May 24, 2007, the Board, including all of the Independent Trustees, considered information relating to the New Putnam Sub-Advisory Agreement. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the New Putnam Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board's discussion, the Board approved the New Putnam Sub-Advisory Agreement, which was approved until May 2009 when the agreement will be up for its annual renewal.

     In reviewing the New Putnam Sub-Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Putnam Funds, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Putnam Fund, (3) the costs of the services to be provided,
(4) whether economies of scale may be realized as each Putnam Fund grows and whether fee levels are adjusted to enable Putnam Fund investors to share in these potential economies of scale, and (5) other benefits that may accrue to Putnam through its relationship with the Putnam Funds. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board's decision to approve the New Putnam Sub-Advisory Agreement.

     Before approving the New Putnam Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Putnam and the terms of the New Putnam Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the New Putnam Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the applicable Putnam Fund. In reaching its conclusions, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services to be provided by Putnam.

     For each Putnam Fund, JNAM provided information on Putnam's duties under the New Putnam Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Putnam Funds' investment restrictions and monitoring compliance with each Putnam Fund policies and procedures. The Board considered JNAM's evaluation of Putnam, as well as JNAM's recommendation, based on its review of Putnam, to approve the New Putnam Sub-Advisory Agreement.

     The Board also reviewed information pertaining to Putnam's organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about Putnam from the Trust's Chief Compliance Officer.

     Based on the foregoing, the Board concluded that each Putnam Fund is likely to benefit from the nature, extent and quality of the services to be provided by Putnam.

     COSTS OF SERVICES

     The Board reviewed the fees to be paid to Putnam. For each Putnam Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Putnam Fund's proposed sub-advisory fee and compared it to the average sub-advisory fee of the Lipper universe. The Board noted that each Putnam Fund's sub-advisory fee would be paid by JNAM (not the Putnam Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Putnam Fund's total expense ratio.

     Further detail considered by the Board regarding the sub-advisory fees of each Putnam Fund is set forth below:

     JNL/PUTNAM EQUITY FUND. The Board considered that the Fund's proposed sub-advisory fee is higher than the Lipper universe average. The Board noted, however, the Fund's estimated total expense ratio is consistent with that of the expense group average, and 1 basis point (bp) lower than the expense group median. The Board concluded that the proposed sub-advisory fees is fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

     JNL/PUTNAM MIDCAP GROWTH FUND. The Board considered that the Fund's proposed sub-advisory fee is higher than the Lipper universe average. The Board noted, however, the Fund's estimated total expense ratio is lower than that of the expense group median. The Board concluded that the proposed sub-advisory fee is fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

     ECONOMIES OF SCALE

     The Board considered whether each Putnam Fund's proposed sub-advisory fee reflects the potential for economies of scale for the benefit of shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Putnam Fund contains breakpoints that decrease the fee rate as assets increase. In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of each Putnam Fund and its shareholders to approve the Putnam Sub-Advisory Agreement.

     OTHER BENEFITS TO JNAM AND THE SUB-ADVISERS

     In evaluating the benefits that may accrue to Putnam through its relationship with the Putnam Funds, the Board noted that Putnam may develop additional investment advisory business with JNAM, the Funds or other clients of Putnam as a result of its relationship with the Funds.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of each Putnam Fund and its shareholders to approve the Putnam Sub-Advisory Agreement.

VI. ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST

     As of August 15, 2007, there were issued and outstanding the following number of shares for the Putnam Funds: [TO BE FILED BY AMENDMENT]

----------------------------------------------------------------------------- ----------------------------------------
FUND                                                                                        SHARES OUTSTANDING
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Putnam Equity Fund (Class A)
----------------------------------------------------------------------------- ----------------------------------------
JNL/Putnam Equity Fund (Class B)
----------------------------------------------------------------------------- ----------------------------------------
JNL/Putnam Midcap Growth Fund (Class A)
----------------------------------------------------------------------------- ----------------------------------------
JNL/Putnam Midcap Growth Fund (Class B)
----------------------------------------------------------------------------- ----------------------------------------

     As of August 15, 2007, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Putnam Funds.

     Because the shares of the Putnam Funds are sold only to Jackson, Jackson National Life Insurance Company of New York ("Jackson NY"), certain affiliated funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Putnam Funds as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Putnam Funds.

     As of August 15, 2007, the following persons beneficially owned more than 5% of the shares of the Putnam Funds indicated below: [TO BE FILED BY AMENDMENT]

------------------------------------------------ --------------------------------- --------------------- ------------------
FUND                                             NAME AND ADDRESS                  AMOUNT OF OWNERSHIP     PERCENTAGE OF
                                                                                                           SHARES OWNED
------------------------------------------------ --------------------------------- --------------------- ------------------
JNL/PUTNAM EQUITY FUND - CLASS A
---------------------------------------------------------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------
JNL/PUTNAM EQUITY FUND - CLASS B
---------------------------------------------------------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------
JNL/PUTNAM MIDCAP GROWTH FUND - CLASS A
---------------------------------------------------------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------
JNL/PUTNAM MIDCAP GROWTH FUND - CLASS B
---------------------------------------------------------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------

------------------------------------------------ --------------------------------- --------------------- ------------------

     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Putnam Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Putnam Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of August 15, 2007, no person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Putnam Fund (or the following person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Putnam Funds:). [TO BE FILED BY AMENDMENT]

------------------------------------------------------------- ----------------------- ------------------ ------------------
FUND                                                          NAME AND ADDRESS            AMOUNT OF        PERCENTAGE OF
                                                                                         BENEFICIAL           SHARES
                                                                                          INTEREST          OUTSTANDING
------------------------------------------------------------- ----------------------- ------------------ ------------------
JNL/PUTNAM EQUITY FUND - CLASS A
-------------------------------------------------------------------------------- ----------------------- ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------
JNL/PUTNAM EQUITY FUND - CLASS B
-------------------------------------------------------------------------------- ----------------------- ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------
JNL/PUTNAM MIDCAP GROWTH FUND - CLASS A
-------------------------------------------------------------------------------- ----------------------- ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------
JNL/PUTNAM MIDCAP GROWTH FUND - CLASS B
-------------------------------------------------------------------------------- ----------------------- ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------

------------------------------------------------------------- ----------------------- ------------------ ------------------

FUND TRANSACTIONS AND BROKERAGE

     Pursuant to each Sub-Advisory Agreement, the sub-adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Trust.

     Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a "Sub-Adviser"), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

VII. OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2006, a copy of the Trust's semi-annual report for the period ended June 30, 2006, or a copy of the Trust's prospectus and Statement of Additional Information to any shareholder upon request. To obtain a copy, please call 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or visit WWW.JNL.COM or WWW.JNLNY.COM.

     JNAM, the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by Putnam.

                                    EXHIBIT A

 INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT,
         LLC AND PUTNAM INVESTMENT MANAGEMENT, LLC DATED AUGUST 3, 2007

                        INVESTMENT SUB-ADVISORY AGREEMENT


     This AGREEMENT is effective this 3rd day of August, 2007, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement (the "Management Agreement") dated as of January 31, 2001 with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

     a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   The Trust's By-Laws and amendments thereto;

     c)   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

     f) The Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

     During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

     Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures, options and other instruments of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, and based on information obtained from the Funds' administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

     Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

     The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might cause such purchase or sale to, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

     The Sub-Adviser further agrees that it:

     a)   Will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) Will comply with all applicable Rules and Regulations of the SEC and CFTC/NFA in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) Will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

     d) Will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

     e) Will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

     f) Will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

     g)   Will act upon reasonable instructions from Adviser;

     h) Will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, PROVIDED, HOWEVER, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

     i) Will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

     j) May not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

     Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker's execution capabilities and any research provided by the broker that aids the Sub-Adviser's investment decision-making process. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust shall be available for inspection by the Trust and Adviser upon their reasonable request and agrees to provide the Trust with copies of any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement ("Disabling Conduct"). Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11. INDEMNIFICATION. Except for Disabling Conduct, the Adviser shall indemnify the Sub-Adviser (and its affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of the Sub-Adviser's conduct under this Agreement. The Sub-Adviser shall indemnify the Adviser against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of the Sub-Adviser's conduct under this Agreement which result from Disabling Conduct by the Sub-Adviser, any of its employees or representatives, or any affiliate of the Sub-Adviser.

12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.  ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

     (a) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement;

     (b) The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended; and

     (c) The Adviser will not (and will cause its affiliates to not) engage in marketing programs (written or otherwise) directed toward the Putnam Capital Managers contract ("PCM") which explicitly solicit transfers from PCM to the Adviser's products or those of its affiliates. The Adviser will not (and will cause its affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser's products or those of any of its affiliates. The Adviser will not (and will cause its affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of any deferred sales charges to encourage the transfer of assets from PCM to the Adviser's products or those of any affiliate. For the purposes of this Section 1013(d), the term affiliate shall not include independent agents who are not employees of the Adviser or its corporate affiliates.

14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

     (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

     (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

     (c)  A copy of the current compliance procedures for each Fund.

     The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, except that the top 10 holdings may be disclosed 15 days after month end. In addition, at the end of each quarter, the Adviser may disclose to certain third party data or service providers to the Fund, who have entered into a confidentiality agreement with the Adviser, a list of securities purchased or sold by the Fund during the quarter.

16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

     a) TO ADVISER:
        Jackson National Life Insurance Company
        1 Corporate Way
        Lansing, MI 48951
        Attn: Thomas J. Meyer

     b) TO SUB-ADVISER:
        Putnam Investment Management, LLC
        One Post Office Square
        Boston, MA 02109
        Attention:  General Counsel

18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.


     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 3rd day of August 2007.


                                         JACKSON NATIONAL ASSET MANAGEMENT, LLC

                                         By:    /s/ Mark D. Nerud
                                              ----------------------------------
                                         Name:  MARK D. NERUD
                                              ----------------------------------
                                         Title: PRESIDENT
                                              ----------------------------------


                                         PUTNAM INVESTMENT MANAGEMENT, LLC

                                         By:    /s/ William T. Connolly
                                             -----------------------------------
                                         Name:  WILLIAM T. CONNOLLY
                                             -----------------------------------
                                         Title: SENIOR MANAGING DIRECTOR
                                             -----------------------------------

                                   SCHEDULE A
                                 AUGUST 3, 2007
                                     (Funds)

----------------------------------------------------------------------------
                             JNL/Putnam Equity Fund
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                          JNL/Putnam Midcap Growth Fund
----------------------------------------------------------------------------

                                   SCHEDULE B
                                 AUGUST 3, 2007
                                 (Compensation)

----------------------------------------------------------------------------
                             JNL/PUTNAM EQUITY FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
Average Daily Net Assets                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $150 Million                                              0.45%
------------------------------------------------------- --------------------
$150 Million to $300 Million                                    0.35%
------------------------------------------------------- --------------------
Amounts over $300 Million                                       0.30%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                          JNL/PUTNAM MIDCAP GROWTH FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
Average Daily Net Assets                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $250 Million                                             0.475%
------------------------------------------------------- --------------------
Amounts over $250 Million                                       0.40%
------------------------------------------------------- --------------------